UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 11, 2014

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)
60523
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 11, 2014, Peter J. Bensen, Chief Financial Officer of McDonald’s Corporation, spoke at the Bank of America Merrill Lynch Consumer and Retail Conference in New York City, New York.  On March 12, 2014, Mr. Bensen also spoke at the RBC Capital Markets’ Consumer and Retail Conference in Boston, Massachusetts.

Each of these presentations was webcast live and is available for replay for a limited time at www.investor.mcdonalds.com.  A copy of each of the transcripts from these presentations is attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Transcript of Presentation by Peter J. Bensen, Chief Financial Officer of McDonald’s Corporation, at the Bank of America Merrill Lynch Consumer and Retail Conference, dated March 11, 2014.

99.2	Transcript of Presentation by Peter J. Bensen, Chief Financial Officer of McDonald’s Corporation, at the RBC Capital Markets’ Consumer and Retail Conference, dated March 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date:	March 12, 2014	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President - Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No. 99.1	Transcript of Presentation by Peter J. Bensen, Chief Financial Officer of McDonald’s Corporation, at the Bank of America Merrill Lynch Consumer and Retail Conference, dated March 11, 2014.

Exhibit No. 99.2	Transcript of Presentation by Peter J. Bensen, Chief Financial Officer of McDonald’s Corporation, at the RBC Capital Markets’ Consumer and Retail Conference, dated March 12, 2014.